Greenidge Generation Reports Preliminary Financial and Operating Results for the Fourth Quarter and Full Year 2024

Improvement on All Operational Metrics from Q3 2024

Reduced SG&A Expenses by $8.9 million in 2024

Seeking to Acquire Over 200MW of Energy Assets and Significantly Reduce Debt in 2025 to Implement Growth Strategies
Pittsford, NY – March 6, 2025 – Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, announced financial and operating results for the fourth quarter and fiscal year ended December 31, 2024 and provided an update on the Company’s growth prospects.

Fourth Quarter 2024 Preliminary Financial Results:

•Total revenue of $14.8 million, an improvement of $2.4 million from Q3 2024;
•Net loss from continuing operations of $3.3 to $4.3 million, an improvement of $2.0 to $3.0 million from Q3 2024;
•Adjusted EBITDA of $2.6 to $3.6 million, an improvement of $2.7 to $3.7 million from Q3 2024;
•Cryptocurrency datacenter self-mining revenue of $4.0 million, an improvement of $0.7 million from Q3 2024;
•Cryptocurrency datacenter hosting revenue of $7.3 million, an improvement of $0.8 million from Q3 2024; and
•Power and capacity revenue of $3.5 million, an improvement of $0.9 million from Q3 2024.

Full Year 2024 Preliminary Financial Results & Highlights:

•Total revenue of $59.5 million;
•SG&A expenses of $17.2 million, a reduction of $8.9 million from FY 2023;
•Diversified revenue stream through hosting arrangements;
•Net loss from continuing operations of $19.2 to $20.2 million, including $15.7 million in depreciation and stock-based compensation, an improvement of $8.8 to $9.8 million from FY 2023;
•Adjusted EBITDA of $5.0 to $6.0 million, an improvement of $4.8 to $5.8 million from FY 2023;

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•Completed successful buildouts of 15MW of mining in Mississippi and North Dakota, further diversifying Greenidge’s geographic profile;
•Secured Dresden facility’s ability to continue operating while vigorously advocating for renewal of its Title V Air Permit;
•Announced it entered into a definitive agreement to sell its South Carolina property for $12.1 million and 8% profit participation interest; and
•Upgraded fleet efficiency through purchase of over 1,000 S21 Pro and S19XP miners, which replaced less efficient S19 miners.

Recent First Quarter 2025 Highlights:

•Holds over 85 Bitcoin currently;
•Reduced debt by over $5.2 million of aggregate principal amount through privately negotiated debt-for-equity exchanges, including approximately $3.7 million of which was completed in 2024;
•Improved efficiency of Greenidge’s current active fleet miner to 23.8 J/TH as a result of strategic purchases of more efficient miners, from the Company’s miner fleet efficiency of 27.1 J/TH as of September 30, 2024;
•Proceeding toward a closing on the South Carolina property;
•Exploring acquisition of new site in Mississippi, with access to at least 25MW of additional power in Q4 2025;
•Added 2.5MW of planned mining capacity at existing Mississippi site;
•Exploring subdivision and sale of warehouse at existing Mississippi site;
•Provided significant power to the grid in January and February during periods of extreme cold in Northeast;
•Continued exploration of accretive business combinations; and
•Evaluated future sites with significant low-cost power capacity.

Greenidge currently has 119MW of active self-mining, hosting and power generation across sites in New York, Mississippi and North Dakota. With planned mining capacity of 2.5MW expected to be added in Q2 2025 and 25MW by Q4 2025, Greenidge expects to end the year with a total mining capacity of 146.5MW. The Company’s active datacenter operations consist of approximately 2.9 EH/s of datacenter hosting and cryptocurrency mining, of which 1.8 E/Hs, is associated with datacenter hosting and 1.1 E/Hs is associated with our cryptocurrency mining.

Greenidge ended the fourth quarter with $8.6 million of cash and $68.5 million in aggregate principal amount of debt.

Greenidge CEO Jordan Kovler commented: “Throughout 2024, we took significant steps to further right-size the business and stabilize our operations, reducing SG&A expenses by almost $9 million. We also implemented important new growth strategies, including the acquisition and successful buildouts of sites in Mississippi and North Dakota that represented 15MW of additional mining capacity.”

Kovler added: “In 2025, we will continue to execute on our long-term growth plan to identify and monetize value-accretive properties for either bitcoin mining or high-performance computing. Among the strategic opportunities we are actively exploring is the potential acquisition of a property with over 200MW of low-cost power assets. However, successfully executing on a transaction of this scale will require us to strengthen our capital structure to maximize its potential and drive long-term value for stockholders.

After having successfully reduced the aggregate principal amount of our debt by nearly 7.5% through privately negotiated debt-for-equity exchanges, we recognize the need to further strengthen our balance sheet. To that end, we believe that the best opportunity to position the Company for long-term growth and maximize future returns for all Greenidge stakeholders will require the conversion of a substantial amount of our outstanding notes into equity at a meaningful discount to par value.”

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information

To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

	Three Months Ended
Amounts denoted in millions	December 31, 2024

	Low	High

Net loss from continuing operations	$ 4.3	$ 3.3
Interest expense, net	1.6	1.6
Benefit from income tax	—	—
Depreciation	3.6	3.6
EBITDA from continuing operations	0.9	1.9
Stock based compensation	0.4	0.4
Change in fair value of warrant asset	0.1	0.1
Loss on sale of assets	—	—
Remeasurement of environmental liability	0.5	0.5
Impairment of equity securities	0.9	0.9
Impairment of long-lived assets	—	—
Adjusted EBITDA from continuing operations	$ 2.6	$ 3.6

	Year Ended
Amounts denoted in millions	December 31, 2024

	Low	High

Net loss from continuing operations	$ 20.2	$ 19.2
Interest expense, net	7.1	7.1
Benefit from income tax	(0.1)	(0.1)
Depreciation	13.5	13.5
EBITDA from continuing operations	0.2	1.2
Stock based compensation	2.2	2.2
Change in fair value of warrant asset	0.5	0.5
Loss on sale of assets	0.6	0.6
Remeasurement of environmental liability	0.5	0.5
Impairment of equity securities	0.9	0.9
Impairment of long-lived assets	0.2	0.2
Adjusted EBITDA from continuing operations	$ 5.0	$ 6.0

Contacts
Investors
Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media
Longacre Square Partners
Kate Sylvester / Liz Shoemaker
646-386-0091
greenidge@longacresquare.com

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